PREPAYMENTS, NET (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Prepayments Net
Prepayments	$ 36,588	$ 19,464
Prepaid research and development expenses	2,388,435	61,370
Other		2,495,570
Total prepayments, net	2,425,023	2,576,404
Prepayments - current	464,129	503,911
Prepayments - non-current	10,212,984	10,353,273
doubtful accounts - current	427,541	423,077
Impairment loss	(7,824,549)	(7,857,703)
Total prepayments, net	$ 2,425,023	$ 2,576,404